UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2022

PROPTECH INVESTMENT CORPORATION II
(Exact name of registrant as specified in its charter)

Delaware	001-39758	83-2426917
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3415 N. Pines Way, Suite 204, Wilson, WY	83014
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 954-9665

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant	PTICU	The Nasdaq Stock Market LLC
Shares of Class A Common Stock, par value $0.0001 per share	PTIC	The Nasdaq Stock Market LLC
Redeemable Warrants included as part of the Units	PTICW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On November 18, 2022, PropTech Investment Corporation II, a Delaware corporation (“PTIC II”) held a special meeting of its stockholders (the “Special Meeting”), at which holders of 21,415,251 shares of PTIC II’s common stock were present in person or by proxy, collectively representing 74.488% of the voting power of PTIC II’s outstanding voting capital stock as of the date of the Special Meeting, and constituting a quorum for the transaction of business at the Special Meeting. The proposals listed below are described in more detail in the definitive proxy statement of PTIC II which was filed with the Securities and Exchange Commission (the “SEC”) on October 28, 2022 (the “Proxy Statement”) and in the definitive additional proxy materials filed with the SEC on November 8, 2022 and November 10, 2022. A summary of the voting results at the Special Meeting is set forth below:

The PTIC II stockholders approved the PTIC II Charter Amendment Proposal, the Business Combination Proposal, the Appreciate Charter Proposal, the Advisory Governing Documents Proposals, the Nasdaq Proposal and the Equity Incentive Plan Proposal (each as defined in the Proxy Statement). As set forth in the Proxy Statement, the Adjournment Proposal (as defined in the Proxy Statement) would only be presented to PTIC II stockholders, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for the approval of one or more proposals at the Special Meeting. As each of the other Proxy Statement proposals passed, there was no need to present the Adjournment Proposal to the PTIC II stockholders.

The voting results for each proposal were as follows:

Proposal No. 1—The PTIC II Charter Amendment Proposal

Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Broker Non-Votes
20,021,244	1,378,262	15,745	0

Proposal No. 2—The Business Combination Proposal:

Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Broker Non-Votes
20,021,244	1,378,293	15,714	0

Proposal No. 3—The Appreciate Charter Proposal

Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Broker Non-Votes
20,021,275	1,378,262	15,714	0

Proposal No. 4—The Advisory Governing Documents Proposals - Proposal 4A

Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Broker Non-Votes
20,021,275	1,378,262	15,714	0

Proposal No. 4—The Advisory Governing Documents Proposals - Proposal 4B

Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Broker Non-Votes
20,021,275	1,378,262	15,714	0

Proposal No. 4—The Advisory Governing Documents Proposals - Proposal 4C

Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Broker Non-Votes
20,021,944	1,378,593	15,714	0

Proposal No. 4—The Advisory Governing Documents Proposals - Proposal 4D

Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Broker Non-Votes
19,053,874	2,345,363	16,014	0

Proposal No. 4—The Advisory Governing Documents Proposals - Proposal 4E

Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Broker Non-Votes
18,723,642	2,345,363	346,246	0

Proposal No. 4—The Advisory Governing Documents Proposals - Proposal 4F

Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Broker Non-Votes
20,020,944	1,378,293	16,014	0

Proposal No. 4—The Advisory Governing Documents Proposals - Proposal 4G

Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Broker Non-Votes
19,918,408	1,480,829	16,014	0

Proposal No. 4—The Advisory Governing Documents Proposals - Proposal 4H

Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Broker Non-Votes
19,054,206	2,345,331	15,714	0

Proposal No. 4—The Advisory Governing Documents Proposals - Proposal 4I

Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Broker Non-Votes
18,723,674	2,345,331	346,246	0

Proposal No. 5—The Nasdaq Proposal

Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Broker Non-Votes
19,388,446	2,011,091	15,714	0

Proposal No. 6—The Equity Incentive Plan Proposal

Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Broker Non-Votes
18,723,638	2,345,336	346,277	0

Based on the results of the Special Meeting, and subject to the satisfaction or waiver of certain other closing conditions as described in the Proxy Statement, the transactions (the “Transactions”) contemplated by that certain business combination agreement (as amended by the first amendment, dated as of May 27, 2022, the second amendment, dated as of July 14, 2022, the third amendment dated as of September 7, 2022, and the fourth amendment dated as of October 15, 2022, the fifth amendment dated as of November 4, 2022, and as the same may be further amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among PTIC II, RW National Holdings, LLC, a Delaware limited liability company (“Renters Warehouse”), and Lake Street Landlords, LLC, a Delaware limited liability company, in its capacity as the representative of the certain Renters Warehouse unitholders, are expected to be consummated upon satisfaction of all closing conditions. Following the consummation of the Transactions, the common stock and warrants of Appreciate Holdings, Inc. are expected to begin trading on The Nasdaq Capital Market (the “Nasdaq”) under the symbols “SFR” and “SFRWW” respectively.

Item 7.01 Regulation FD Disclosure

On November 18, 2022, in connection with the business combination (the “Business Combination”) contemplated by the Transactions, PTIC II issued a press release. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01, and it, along with information contained on PTIC II’s website and the websites of Renters Warehouse, or any of their affiliates (or linked therein or otherwise connected thereto), will not be deemed to be filed, or incorporated by reference into, this Current Report on Form 8-K, for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may be considered forward-looking statements. Forward-looking statements generally relate to future events or PTIC II’s or Renters Warehouse’s future financial or operating performance, and other “forward-looking statements” (as such term is defined in the Private Securities Litigation Reform Act of 1995), which include statements relating to the Business Combination. In some cases, you can identify forward-looking statements by terminology such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” or the negatives of these terms or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements are subject to a number of risks and uncertainties, including the inability of the parties to successfully or timely complete the Business Combination. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by PTIC II and its management, and/or Renters Warehouse and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; (2) the outcome of any legal proceedings that may be instituted against PTIC II, Renters Warehouse, the combined company following the Business Combination or others following the announcement of the transactions related to the Business Combination including the Business Combination Agreement; (3) the inability to complete the transactions contemplated by the Business Combination Agreement due to the failure to obtain approval of the stockholders of PTIC II, to obtain financing necessary to complete the transactions contemplated by the Business Combination Agreement, or to satisfy other conditions to closing; (4) the failure of any condition precedent to the committed equity facility in connection with the common stock purchase agreement by and between PTIC II and CF Principal Investments LLC, which could cause the termination of such facility; (5) changes to the proposed structure of the transactions contemplated by the Business Combination Agreement that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the transactions contemplated by the Business Combination Agreement; (6) the ability to meet stock exchange listing standards at or following the consummation of the transactions contemplated by the Business Combination Agreement; (7) the risk that the transactions contemplated by the Business Combination Agreement disrupt current plans and operations of Renters Warehouse or PTIC II as a result of the announcement and consummation of the Business Combination Agreement and the transactions contemplated thereby; (8) the ability to recognize the anticipated benefits of the transactions contemplated by the Business Combination Agreement, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (9) costs related to the transactions contemplated by the Business Combination Agreement; (10) changes in applicable laws or regulations; (11) the possibility that Renters Warehouse or the combined company following the Business Combination may be adversely affected by other economic, business, and/or competitive factors; (12) Renters Warehouse’s estimates of expenses and profitability; (13) the failure to realize anticipated pro forma results or projections and underlying assumptions, including with respect to estimated stockholder redemptions, purchase price, and other adjustments;(14) debt defaults, and the need for or failure to obtain additional capital; and (15) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in PTIC II’s Annual Report on Form 10-K for the year ended December 31, 2021, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022, June 30, 2022 and September 30, 2022, the Proxy Statement, and in any subsequent filings with the SEC. There may be additional risks that neither PTIC II nor Renters Warehouse presently know or that PTIC II and Renters Warehouse currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither PTIC II nor Renters Warehouse undertakes any duty, and each of PTIC II and Renters Warehouse expressly disclaims any obligation, to update or alter this Current Report on Form 8-K or any projections or forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information About the Business Combination and Where to Find It

In connection with the Business Combination, on October 28, 2022, PTIC II filed the Proxy Statement with the SEC relating to the Business Combination. PTIC II has mailed the Proxy Statement and other relevant documents to its stockholders as of October 4, 2022, the record date, for voting on the Business Combination. Additional definitive proxy soliciting materials were filed with the SEC on November 8, 2022 and November 10, 2022. This Current Report on Form 8-K does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of transactions contemplated by the Business Combination Agreement. PTIC II’s stockholders and other interested persons are advised to read the Proxy Statement and other documents filed in connection with the Business Combination, as these materials contain important information about PTIC II, Renters Warehouse and the Business Combination. PTIC II stockholders are able to obtain copies of the Proxy Statement, and other documents filed with the SEC, once available, without charge at the SEC’s website at www.sec.gov, or by directing a request to: PropTech Investment Corporation II, 3415 N. Pines Way, Suite 204, Wilson, Wyoming 83014.

Before making any voting or investment decision, investors and security holders of PTIC II are urged to carefully read the entire Proxy Statement and other documents filed in connection with the Business Combination with the SEC, because they contain important information about the proposed transaction and the related stockholder proposals.

Participants in the Solicitation

PTIC II and its directors and executive officers may be deemed participants in the solicitation of proxies from PTIC II’s stockholders with respect to the stockholder proposals. A list of the names of those directors and executive officers and a description of their interests in PTIC II is contained in the Proxy Statement and is available free of charge at the SEC’s website at www.sec.gov, or by directing a request to PropTech Investment Corporation II, 3415 N. Pines Way, Suite 204, Wilson, Wyoming 83014.

Renters Warehouse and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of PTIC II in connection with the stockholder proposals. A list of the names of such directors and executive officers and information regarding their interests in the stockholder proposals is included in the Proxy Statement and is available free of charge as noted above.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the stockholder proposals. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy or subscribe for any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated November 18, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 18, 2022	PROPTECH INVESTMENT CORPORATION II

	By:	/s/ Thomas D. Hennessy
		Name:	Thomas D. Hennessy
		Title:	Co-Chief Executive Officer and President